SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)

January 13, 2006

HEALTHTRONICS, INC.

(Exact name of registrant as specified in its charter)

Georgia	000-30406	58-2210668
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1301 Capital of Texas Highway

Suite B-200

Austin, Texas 78746

(Address of principal executive offices including Zip Code)

(512) 328-2892

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note: This Form 8-K/A amends the Current Report on Form 8-K of HealthTronics, Inc. (the “Company”) filed with the Securities and Exchange Commission on January 13, 2006 (the “Original Form 8-K”). The Original Form 8-K is hereby amended to delete the reference to “Company has engaged JPMorgan Chase to manage a sales process for this division” on page 22 of the presentation attached as Exhibit 99.1 thereto and replace it with “Company is currently interviewing investment bankers to manage a sales process for this division”.

Item 7.01.	Regulation FD Disclosure.

From time to time, HealthTronics, Inc. (“we”, “our” or the “Company”) makes presentations to the investment community. On January 17, 2006, our management will make a presentation using the presentation materials attached to this Form 8-K/A as Exhibit 99.1. We are furnishing the text of these materials pursuant to the Securities and Exchange Commission’s Regulation FD. This information is furnished pursuant to Item 7.01 of Form 8-K and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that Section, unless we specifically incorporate it by reference in a document filed under the Securities Act of 1933 or the Securities Exchange Act of 1934. By filing this report on Form 8-K/A and furnishing this information, we make no admission as to the materiality of any information in this report that we choose to disclose solely because of Regulation FD.

The information contained in the presentation materials is summary information that is intended to be considered in the context of our SEC filings and other public announcements that we may make, by press release or otherwise, from time to time. We undertake no duty or obligation to publicly update or revise the information contained in this report, although we may do so from time to time as our management believes is warranted. Any such updating may be made through the filing of other reports or documents with the SEC, through press releases or through other public disclosure.

Certain expectations and projections regarding the future performance of the Company referenced in this report or the attachment hereto are forward-looking statements. These expectations and projections are based on currently available competitive, financial, and economic data, along with the Company’s operating plans, and are subject to future events and uncertainties. Among the events and uncertainties which could adversely affect future periods are effective integration of Prime Medical Services and HealthTronics following completion of their merger in November 2004, inability to establish or maintain relationships with physicians and hospitals, healthcare regulatory developments that prevent certain transactions with healthcare professionals or facilities, inability of healthcare providers to obtain reimbursement for use of our current or future products, competition or technological change that impacts the market for our products, difficulty in managing our growth, and the other risk factors described in our filings with the SEC. We caution readers that in addition to the above cautionary statements, all forward-looking statements contained herein should be read in conjunction with our SEC filings and other public announcements.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description of Exhibit
99.1	Presentation.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HEALTHTRONICS, INC.
(Registrant)

Dated: January 16, 2006	By:	/s/ JOHN Q. BARNIDGE
	Name:	John Q. Barnidge
	Title:	Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description
99.1	Presentation.